Exhibit 10.11

Equity Pledge Agreement

Zhuhai Likeshuo Education Technology Co., Ltd.

amongst

Shenzhen Likeshuo Education Co., Ltd.

and

The Pledgors as shown in Annex I

November 23, 2018

Table of Contents

1. Definition and Interpretation	5
2. Equity Pledge	7
3. Release of Pledge	9
4. Disposal of the Pledged Equity	9
5. Fees and Expenses	10
6. Sustainability and No Waiver	10
7. Representations and Warrants of the Pledgors	11
8. Representations and Warrants of Likeshuo Education	12
9. Covenants of the Pledgors	13
10. Covenants of Likeshuo Education	16
11. Changed Circumstances	17
12. Term	18
13. Confidentiality	18
14. Force Majeure	19
15. Miscellaneous	19
Annex 1: Pledgors

This Equity Pledge Agreement (hereinafter referred to this “Agreement”) was entered into by the following Parties on November 23, 2018:

A.                Pledgor 1: Jishuang Zhao, a Chinese citizen whose ID number is [ ], and the residential address is at Room 16D, Building 1, Jinhaiwan Garden, Furong Road, Futian District, Shenzhen, Guangdong Province;

B.                Pledgor 2: Siguang Peng, a Chinese citizen whose ID number is [ ], and the residential address is at 17D, Building 1, Golden Bay Garden, Furong Road, Futian District, Shenzhen ;

C.                Pledgor 3: Yupeng Guo, a Chinese citizen whose ID number is [ ], and the residential address is at A-2, 3rd Floor, Times Fortune Building, No. 88 Fuhua Three Road, Futian District, Shenzhen, Guangdong Province;

D.                Pledgor 4: Yun Feng, a Chinese citizen whose ID number is [ ], and the residential address is at Room 504, No. 29, Gexin Road, Baoshan District, Shanghai;

E.                 Pledgor 5: Jun Yao, a Chinese citizen whose ID number is [ ], and the residential address is at 17P, Jinzhong Building, Nanshan District, Shenzhen, Guangdong Province;

F.                  Pledgor 6: Tong Zeng, a Chinese citizen whose ID number is [ ], and the residential address is at 2-603, Building 3, No. 3110 Renmin North Road, Luohu District, Shenzhen;

G.                Pledgor 7: Yongchao Chen, a Chinese citizen whose ID number is [ ], and the residential address is at 6D, Building 27, Gang Zhong Lv Garden, No. 21 Nongyuan Road, Futian District, Shenzhen, Guangdong Province;

H.               Pledge 8: Xinyu Meilianzhong Investment Management Center (Limited Partnership), a partnership legally established and existing under the laws of China, with the unified social credit code of 913605033329529727. Its registered address is at Yangtiangang International Eco-City in Xiannvhu District, Xinyu City, Jiangxi Province;

I.                    Pledgor 9: Shenzhen Daoge No.21 Investment Partnership (Limited Partnership), a partnership legally established and existing under the laws of China, with the unified social credit code of 91440300MA5EQ0XL2X. Its registered address is at Room 3401-3402, Zhongzhou Building, No. 3088 Jintian Road, Futian Street, Futian District, Shenzhen;

J.                    Pledgor 10: Zhihan (Shanghai) Investment Center (Limited Partnership), a partnership legally established and existing under the laws of China, with the unified social credit code of 91310115MA1K39UL09. Its registered address is at 26th Floor, No. 828-838 Zhangyang Road, China (Shanghai) Free Trade Pilot Zone;

K.                Pledgor 11: Xinyu Meilianxing Investment Management Center (Limited Partnership), a partnership legally established and existing under the laws of China, with the unified social credit code of 91360503332948949D and its registered address is Yangtiangang International Eco-City in Xiannvhu District, Xinyu City, Jiangxi Province;

L.                 Pledgor 12: Xinyu Meilianchou Investment Management Center (Limited Partnership), a partnership legally established and existing under the laws of China, with the unified social credit code of 913605033329489060, and its registered address is at Yangtiangang International Eco-city in Xiannvhu District, Xinyu City, Jiangxi Province;

M.             Pledgor 13: Shenzhen Daoge No.11 Education Investment Partnership (Limited Partnership), a partnership legally established and existing under the laws of China, with the unified social credit code of 91440300MA5EDGNC8Y. Its registered address is at c/o Shenzhen Qianhai Commerce Secretariat Co., Ltd., Room 201, Building A, No. 1 Qianwan First Road, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen;

N.                Pledgor 14: Hangzhou Muhua Equity Investment Fund Partnership (Limited Partnership), a partnership legally established and existing under Chinese law, with the unified social credit code of 91330183MA28L6U93N. Its registered address is at No. 2 Gongwang Road, Huanggongwang Village, Dongzhou Street, Fuyang District, Hangzhou, Zhejiang Province;

O.                Pledgor 15: Shenzhen Daoge Growth No. 3 Investment Fund Partnership (Limited Partnership), a partnership legally established and existing under the laws of China, with the unified social credit code of 914403003594989844. Its registered address is at c/o Shenzhen Qianhai Commerce Secretariat Co., Ltd., Room 201, Building A, No. 1 Qianwan First Road, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen;

P.                  Pledgor 16: Shenzhen Daoge Growth No.6 Investment Fund Partnership (Limited Partnership), a partnership legally established and existing under the Chinese law, with the unified social credit code of 91440300MA5DB1LN2W. Its registered address is at 49F, Fortune Building, Fuhua Three No. 88 Futian Street, Futian District, Shenzhen;

Q.                Pledgor 17: Shenzhen Daoge Growth No. 5 Investment Fund Partnership (Limited Partnership), a partnership legally established and existing under the laws of China, with the unified social credit code of 91440300MA5DAL4T2P. Its registered address is at Room 3401-3402, Zhongzhou Building, No. 3088 Jintian Road, Futian Street, Futian District, Shenzhen;

(the above items A to Q are collectively referred to as “Pledgors” or “Likeshuo Education Shareholders”)

R.                Zhuhai Likeshuo Education Technology Co., Ltd., a wholly foreign-owned enterprise legally established and existing under the laws of China, with the unified social credit code of 91440400MA52A29B5L. Its registered address is at Room 105 (59219 (concentrated office area)), No. 6, Baohua Road, Hengqin New District, Zhuhai (hereinafter referred to as the “Pledgee” or “WFOE”);

S.                  Shenzhen Likeshuo Education Co., Ltd., a limited liability company legally established and existing under the laws of PRC, with the unified social credit code of 91440300MA5FCCBM8P. Its registered address is Room 1801-150, Floor 18, Cangsong Building, Tairan Science and Technology Park, Tairan 6th Road, Tianan Community, Shatou Street, Futian District, Shenzhen (hereinafter referred to as “Likeshuo Education” or “Target Company”).

Each of the above parties is referred to as a “Party” and all parties are collectively referred to as the “Parties”.

WHEREAS:

1.                  The Pledgors are the registered shareholders who hold 100% of the equities of Likeshuo Education (corresponding to the registered capital of RMB 5 million).

2.                  According to the provisions of the Cooperation Agreements, the Pledgors and the Domestic Affiliates (as defined below) that directly and/or indirectly hold the equities shall pay the management and consulting services fees, technical service fees and other fees and perform relevant obligations to the Pledgee according to the relevant agreements.

3.                  As a guaranty for the performance of the Contractual Obligations (as defined below) by the Domestic Affiliates and the Pledger and the settlement of the Secured Debt (as defined below), the Pledgors unconditionally and irrevocably agree to pledge all equities of the Likeshuo Education held by the Pledgors to the Pledgee and assign the priority for compensation with respect to the pledge equity to the Pledgee, and Likeshuo Education also agrees to such equity pledge arrangements.

Therefore, after friendly negotiation, the Parties hereby agree as follows:

1. Definition and Interpretation

“Proposed Listed Company” means Meten International Education Group, a limited liability company incorporated under the laws of the Cayman Islands on July 10, 2018.

“Likeshuo Education” means Shenzhen Likeshuo Education Co., Ltd., a company incorporated under the laws of PRC on October 26, 2018.

“Domestic Affiliates” means the Likeshuo Education and its controlled subsidiaries (as shown in Annex I of the Business Cooperation Agreement).

“Business Cooperation Agreement” means the Business Cooperation Agreement signed by the Pledgee, the Domestic Affiliates and the Likeshuo Education Shareholders upon the signing date of this Agreement, as amended from time to time.

“Exclusive Call Option Agreement” means the Exclusive Call Option Agreement signed by the Pledgee, the Likeshuo Education Shareholders and the Domestic Affiliates signed on the signing date of this Agreement, as amended from time to time.

“Exclusive Technical Service and Management Consulting Agreement” means the Exclusive Technical Service and Management Consulting Agreement signed by the Pledgee and the Domestic Affiliates on the date of signing this Agreement, as amended from time to time.

“Cooperation Agreements” means the Business Cooperation Agreement, the Exclusive Technical Service and Management Consulting Agreement, the Exclusive Call Option Agreement, the Equity Pledge Agreement, the Shareholder Rights Entrustment Agreement and Shareholders’ Powers of Attorney signed by certain Parties of this Agreement, including the amendments to the above agreements, and other agreements, contracts or instruments signed or issued from time to time by one or more Parties to ensure the fulfillment of the above agreements and signed or recognized by WFOE in writing.

“Contractual Obligations” means the obligations of the Pledgors and the Domestic Affiliates under the Cooperation Agreements (other than those dissolved or waived by the other Parties).

“Breach Event” means any of the following events: the breach of any Contractual Obligations by the Pledgors or the Domestic Affiliates under Cooperation Agreements, and any representations and warranties or other information under the Cooperation Agreements presented by the Pledgors and the Domestic Affiliates are or are proved to be false or misleading in any material respect, or any agreement in the Cooperation Agreements become invalid or unfulfilled due to change of PRC laws and regulations, the promulgation of new PRC laws and regulations or any other reason, and the Parties fail to find an alternative arrangement.

“Secured Debts” means all direct, indirect, derivative losses and loss of predictable profits suffered by the Pledgee due to any Breach Event by the Pledgors or the Domestic Affiliates (unless otherwise agreed in the specific Cooperation Agreements), and all costs incurred by the Pledgee for compelling the Pledgor and the Domestic Affiliates to perform their Contractual Obligations. The amount of such loss is decided by the Pledgee under the conditions allowed by PRC laws and at its absolute discretion The Pledgors will be completely bound by it.

“Pledged Equity” means the equity of the Likeshuo Education that is legally owned by the Pledgors at the time of the entry into force of this Agreement and will be pledged to the Pledgee as a guaranty for the fulfillment of the Contractual Obligations by the Domestic Affiliates and them, including but not limited to the current and future equity rights, interests, income, claims of all equities of the Likeshuo Education, and the current or future receivable payment and indemnity relating to all of their equities of Likeshuo Education, of the pledged person’s current and future education equity, the profits, dividends and other payments allocated by the Likeshuo Education to the Pledgors, and the increased capital contribution and dividends as described in Section 2, paragraph 5 of this Agreement.

2. Equity Pledge

1.                  The Pledgors agree to pledge the equities of the Likeshuo Education held by them to the Pledgee, and the proportions of the Pledged Equity are as follows:

No.	Pledgor	Proportion of the Pledged Equity	Pledgee
1	Jishuang Zhao	27.3250%	Zhuhai Likeshuo Education Technology Co., Ltd.
2	Siguang Peng	13.8080%	Zhuhai Likeshuo Education Technology Co., Ltd.
3	Yupeng Guo	13.0829%	Zhuhai Likeshuo Education Technology Co., Ltd.
4	Yun Feng	4.9146%	Zhuhai Likeshuo Education Technology Co., Ltd.
5	Jun Yao	3.6719%	Zhuhai Likeshuo Education Technology Co., Ltd.
6	Tong Zeng	3.1719%	Zhuhai Likeshuo Education Technology Co., Ltd.
7	Yongchao Chen	0.5000%	Zhuhai Likeshuo Education Technology Co., Ltd.
8	Xinyu Meilianzhong Investment Management Center (Limited Partnership)	10.3918%	Zhuhai Likeshuo Education Technology Co., Ltd.
9	Shenzhen Daoge No.21 Investment Partnership (Limited Partnership)	3.6358%	Zhuhai Likeshuo Education Technology Co., Ltd.
10	Zhihan (Shanghai) Investment Center (Limited Partnership)	4.0000%	Zhuhai Likeshuo Education Technology Co., Ltd.
11	Xinyu Meilianxing Investment Management Center (Limited Partnership)	3.9957%	Zhuhai Likeshuo Education Technology Co., Ltd.
12	Xinyu Meilianchou Investment Management Center (Limited Partnership)	3.5431%	Zhuhai Likeshuo Education Technology Co., Ltd.
13	Shenzhen Daoge No.11 Education Investment Partnership (Limited Partnership)	3.0000%	Zhuhai Likeshuo Education Technology Co., Ltd.
14	Hangzhou Muhua Equity Investment Fund Partnership (Limited Partnership)	1.0000%	Zhuhai Likeshuo Education Technology Co., Ltd.
15	Shenzhen Daoge Development No. 3 Investment Fund Partnership (Limited Partnership)	1.5781%	Zhuhai Likeshuo Education Technology Co., Ltd.
16	Shenzhen Daoge Development No. 6 Investment Fund Partnership (Limited Partnership)	1.5090%	Zhuhai Likeshuo Education Technology Co., Ltd.
17	Shenzhen Daoge Development No. 5 Investment Fund Partnership (Limited Partnership)	0.8722%	Zhuhai Likeshuo Education Technology Co., Ltd.

2.                  The Pledgors unconditionally and irrevocably agree to pledge the Pledged Equity that they legally own and have the right to dispose of in accordance with the provisions of this Agreement to the Pledgee as a guaranty for performance of the Contractual Obligations and settlement of the Secured Debts. Likeshuo Education agrees the Pledgors to pledge the Pledged Equity to the Pledgee and give the Pledgee the priority for compensation with respect to the Pledged Equity in accordance with the agreements in this Agreement.

3.                  The Pledgors promise that they will be responsible for recording the equity pledge arrangement under this Agreement (hereinafter referred to as the “Equity Pledge”) in the register of shareholders of Likeshuo Education when the conditions for pledge registration are met, and will register the Equity Pledge with the industrial and commercial registration authority of Likeshuo Education as soon as possible when the pledge registration conditions are met and bear all relevant expenses. Likeshuo Education promise that it will use its best effort to cooperate with the Pledgors to complete the foregoing business registration.

4.                  If there is any possibility that the Pledged Equity may significantly reduce in value, which is enough to jeopardize the rights of the Pledgee, the Pledgee may at any time represent the Pledgors to auction or sell the Pledged Equity, and make an agreement with the Pledgors to use the payment of the auction or sale to pay for the Secured Debts in advance or to deposit the payment to the notary office where the Pledgee locates (where any costs incurred shall be borne by the Pledgors).

5.                  In the event of any Breach Event, the Pledgee has the right to dispose of the Pledged Equity in the manner prescribed in Section 4 of this Agreement.

6.                  With the prior written consent of the Pledgee, the Pledgors may increase the capital of Likeshuo Education.  The amount of the increased capital contribution by the Pledgors to the Likeshuo Education shall also be deemed as the Pledged Equity under this Agreement, and the registration of equity pledge shall be conducted as soon as possible.

3. Release of Pledge

1.                  After full and complete fulfillment of all the Contractual Obligations of the Pledgors and the Domestic Affiliates, the Pledgee shall, in accordance with the requirements of the Pledgors, release the pledge and cooperate with the Pledgors to cancel the Equity Pledge registration on the register of shareholders of the Likeshuo Education and the Equity Pledge registration of to the industrial and commercial registration authority. The reasonable expenses arising from the release of pledge shall be borne by the Pledgors.

4. Disposal of the Pledged Equity

1.                  The Pledgors, the Likeshuo Education and the Pledgee agree that in the event of any Breach Event, after giving written notice to the Pledgors, the Pledgee shall have the right to exercise all relief rights in accordance with the provisions of PRC laws and regulations and the Cooperation Agreements, and to deal with the Pledged Equity in one or more of the following ways:

a)                 Subject to the conditions permitted by PRC laws and regulations, the Pledgors shall, at the request of the Pledgee, transfer to the Pledgee and/or any other entity or individual designated by it all or part of the Pledged Equity they hold in the Likeshuo Education with the minimum price permitted by PRC laws; the Pledgors also irrevocably promise that if the Pledgee or its designated assignee purchases all or part of the equities of Likeshuo Education with the consideration exceeding RMB Zero (0), the difference will be jointly borne by the Pledgors to fully compensate to the Pledgee or its designated entity, but the aforesaid compensation amount shall not exceed the remaining amount of the purchase consideration actually received by the Pledgors deducting all legally paid taxes and fees;

b)                 Sell the Pledged Equity through auction or discount, and preferentially compensated from the sales price; and

c)                  Under the premise of complying with laws and regulations, dispose the Pledged Equity in other means agreed by the Pledgors and the Pledgee.

2.                  The Pledgee has the right to appoint in writing its lawyer or other agent to exercise any and all of the foregoing rights, and the Pledgors or Likeshuo Education shall not raise objections.

3.                  The Pledgee has the right to deduct the reasonable expenses incurred in exercising any or all of the foregoing rights from the amount it obtains from the exercise of its rights.

4.                  The amount obtained by the Pledgee in exercising its rights shall be dealt in the following order:

a)                 Pay all costs incurred by the disposition of the Pledged Equity and the Pledgee’s exercise of its rights (including payment of the fees of its lawyers and agents);

b)                 Pay the taxes and fees payable for the disposal of the Pledged Equity; and

c)                  Repay the Secured Debts to the Pledgee.

If there is any balance after deducting the foregoing payment, the Pledgee shall return the balance to the Pledgors.

5.                  The Pledgee has the right to choose to exercise any default remedies that it enjoys at the same time or in succession. The Pledgee is not required to exercise other default remedies before exercising the auction or selling the Pledged Equity under this Agreement.

5. Fees and Expenses

1.                  All actual expenses incurred or related to the establishment, exercise and realization of the Equity Pledge under this Agreement, including but not limited to stamp duty, any other taxes and fees and legal fees, etc., shall be borne by the Pledgors.

6. Sustainability and No Waiver

1.                  The Equity Pledge established under this Agreement is a continuous guaranty and its validity shall remain in effect until the Contractual Obligations are fully fulfilled or the Secured Debts are fully settled. Likeshuo Education and the Pledgors shall take all actions to ensure the registration of the Equity Pledges remains effective during this period.  The Pledgee’s grace of any default by the Pledgors or the delay of the Pledgee’s exercise of any of its rights under the Cooperation Agreements shall not affect the Pledgee’s rights to request the Pledgors or the Domestic Affiliates to exercise its rights at any time thereafter in accordance with the Cooperation Agreements. The right to enforce the Cooperation Agreements, or the rights of the Pledgee enjoyable due to the subsequent violation of the Cooperation Agreements by the Pledgors or the Domestic Affiliates.

7. Representations and Warrants of the Pledgors

The Pledgors severally and not jointly represent and warrant the following to Pledgee:

1.                  The Pledgor have full legal capacity to act, and can enter into this Agreement and assume legal obligations under this Agreement.

2.                  Likeshuo Education is a limited liability company formally established and validly existing under the laws of PRC, and is officially registered with the competent administrative department for industry and commerce. The registered capital of Likeshuo Education is RMB 5 million, and the Pledgors have paid the registered capital.

3.                  All reports, documents and information provided by the Pledgors to the Pledgee prior to the entry into force of this Agreement, relating to the Pledgors and all matters required by this Agreement, are true, accurate and complete in all material aspects matters at the time of the entry into force of this Agreement.

4.                  All reports, documents and information provided by the Pledgors to the Pledgee after the entry into force of this Agreement, relating to the Pledgors and all matters required by this Agreement, are true, accurate and complete in all material aspects matters at the time of the entry into force of this Agreement.

5.                  At the time of the entry into force of this Agreement, the Pledgors are the sole legal owner of the Pledged Equity and have the right to dispose of the Pledged Equity. The ownership of the Pledged Equity is not subject to any dispute.

6.                  Except for the rights restrictions set under the Cooperation Agreements, there is no other security interest or encumbrances on the Pledged Equity.

7.                  The execution and fulfillment of this Agreement by the Pledgors and the holding of the equities of Likeshuo Education by the Pledgors will not violate (i) any applicable laws, rules or judicial orders; (ii) any court judgment or arbitral award, any administrative decision, approval, permission; (iii) any other agreement under which each of the Pledgors is a party or that is binding on or establish mortgage on its assets, and will not result in the suspension, revocation, confiscation or expiration (with failure to renew) of any approval, license or qualification of the government department applicable to it.

8.                  The Pledged Equity may be legally pledged and transferred, and the Pledgors have sufficient rights and powers to pledge the Pledged Equity to the Pledgee in accordance with the provisions of this Agreement.

9.                  This Agreement shall be duly signed by the Pledgors and constitute legal, valid and binding obligations to the Pledgors.

10.           All consent, permission, waiver, authorization of any third party required to sign this Agreement and perform the Equity Pledge under this Agreement have been obtained or processed, and will remain fully effective during the term of this Agreement.

11.           The pledge under this Agreement constitutes a security interest with the priority for compensation with respect to the Pledged Equity.

12.           There is no litigation, legal process or request in any court or arbitral tribunal to the Pledgors or its assets, or the Pledged Equity that are pending or may constitute threats as far as known to the Pledgors, and there is no litigation, legal process or request in any governmental institution or administrative agency to the Pledgors or its assets, or the Pledged Equity that are pending or may constitute threats known to the Pledgors, which may have an adverse effect on the economic status of the Pledgors or their abilities to perform their obligations under this Agreement.

13.           The Pledgors warrant to the Pledgee that the foregoing representations and warranties will be true, accurate and complete and will be completely complied with at any time and in any case before the Contractual Obligations are fully performed or the Secured Debts are fully settled.

8. Representations and Warrants of Likeshuo Education

Likeshuo Education represents and warrants to the Pledgee as follows:

1.                  Likeshuo Education is a limited liability company incorporated and legally existing under the laws of the PRC with independent legal entity. It has full and independent legal status and legal capacity to sign, deliver and perform this Agreement, and can independently act as a litigation party.

2.                  All reports, documents and information provided by the Likeshuo Education to the Pledgee prior to the entry into force of this Agreement, relating to the Pledged Equity and all matters required by this Agreement, are true, accurate and complete in all material aspects matters at the time of the entry into force of this Agreement.

3.                  All reports, documents and information provided by the Likeshuo Education to the Pledgee after the entry into force of this Agreement, relating to the Pledged Equity and all matters required by this Agreement, are true, accurate and complete in all material aspects matters at the time of the entry into force of this Agreement.

4.                  This Agreement shall be duly signed by the Likeshuo Education and constitute legal, valid and binding obligations to the Likeshuo..

5.                  Likeshuo Education has full internal power and authority to enter into and deliver this Agreement and all other documents it shall sign relating to the transactions described in this Agreement, and have full authority to complete the transactions described in this Agreement. All consent, permission, waiver, authorization of any third party required to sign this Agreement and perform the Equity Pledge under this Agreement have been obtained or processed, and will remain fully effective during the term of this Agreement.

6.                  The execution and performance of this Agreement by the Likeshuo Education and the holding of the equities in Likeshuo Education by the Pledgors will not violate (i) any applicable laws, rules or judicial orders; (ii) any court judgment or arbitral award, any administrative agency’s decision, approval, permission; (iii) any other agreement under which each of the Pledgors is a party or that is binding on or establish mortgage on its assets, and will not result in the suspension, revocation, confiscation or expiration (with failure to renew) of any approval, license or qualification of the government department applicable to it..

7.                  There is no litigation, legal process or request in any court or arbitral tribunal to the Likeshuo Education or its assets that are pending or may constitute threats as far as known to the Likeshuo Education, and there is no litigation, legal process or request in any governmental institution or administrative agency to the Likeshuo Education or its assets that are pending or may constitute threats known to the Likeshuo Education, which may have an adverse effect on the economic status of the Likeshuo Education or the Peldgors’ abilities to perform their obligations under this Agreement.

8.                  The Likeshuo Education warrants to the Pledgee that the foregoing representations and warranties will be true, accurate and complete and will be completely comply with at any time and in any case before the Contractual Obligations are fully performed or the Secured Debts are fully settled.

9. Covenants of the Pledgors

The Pledgors severally and not jointly covenant to the Pledgee as follows:

1.                  Without the prior written consent of the Pledgee, the Pledgors shall not establish any new pledge or entitlement/restriction on the Pledged Equity, nor shall they set or allow to set any new pledge or other entitlement/restriction on the equities of the Domestic Affiliates directly and/or indirectly held by them.

2.                  Without the prior written notice to the Pledgee and its prior written consent, the Pledgors shall not transfer the Pledged Equity, and all acts proposed to transfer the Pledged Equity are invalid. With or without the Pledgee’s prior written consent, the corresponding amount acquired by the Pledgors from the third party for transferring the Pledged Equity shall be owned by the Pledgee, and the Pledgee shall have the right to directly request the third party to pay the corresponding amount. The Pledgors shall provide all necessary assistance in this regard.

3.                  When any legal proceedings, arbitration or other request occurs, which may have an adverse effect on the interests of the Pledgors or Pledgee under the Cooperation Agreements or Pledged Equity, the Pledgors covenant that they will notify the Pledgee as soon as possible and in a timely manner, and, in accordance with the reasonable requirements of the Pledgee, take all necessary measures to ensure the Pledgee’s pledge rights to the Pledged Equity.

4.                  The Pledgors shall not engage in or permit any behaviors or actions that may adversely affect the Pledgee’s interest under the Cooperation Agreements or the Pledged Equity. The Pledgors waive the pre-emptive right when the Pledged Equity is realized by the Pledgee and agree to the relevant equity transfer.

5.                  The Pledgors covenant to, at the reasonable requirements of the Pledgee, take all necessary measures and sign all necessary documents (including but not limited to the supplemental agreement of this Agreement) to ensure the Pledgee’s pledge rights to the Pledged Equity and the implementation and exercise of such rights.

6.                  In the event of any transfer of the Pledged Equity arising from the exercise of the pledge under this Agreement, the Pledgors shall undertake to take all measures to realize such equity transfer.

The Pledgors, as direct and/or indirect rights holders of the Domestic Affiliates, further severally and not jointly covenant the following:

1.                  From the date of this Agreement, without the prior written consent of the Pledgee, the Pledgors will not sell, assign, transfer or otherwise dispose of the interests of the Domestic Affiliates they directly and/or indirectly hold,  and will not set any entitlement on the interests of the Domestic Affiliates they directly and/or indirectly hold at any time from the date of this Agreement; with or without the written consent of the Pledgee, the corresponding amount acquired by the Pledgors from the third party for selling, assigning, transferring or otherwise disposing of the interests of the Domestic Affiliates they directly or indirectly hold shall be owned by the Pledgee, and the Pledgee shall have the right to directly request the third party to pay the corresponding amount. The Pledgors shall provide all necessary assistance in this regard.

2.                  Without the prior written consent of the Pledgee, the Pledgors shall not increase or decrease the registered capital of Domestic Affiliates or agree to increase or decrease the aforementioned registered capital.

3.                  Without the prior written consent of the Pledgee, the Pledgors shall not agree or procure the separation of Domestic Affiliates or merge with other entities.

4.                  Without the prior written consent of the Pledgee, the Pledgors shall not dispose or procure the management of Domestic Affiliates to dispose of any assets of Domestic Affiliates, except that Domestic Affiliates may prove that the relevant asset disposal is necessary for its daily business operations and the value of the assets involved in the individual transaction is not more than RMB 500,000.

5.                  Without the prior written consent of the Pledgee, the Pledgors shall not terminate or procure the management of Domestic Affiliates to terminate any material agreement entered into by Domestic Affiliates, or enter into any other agreement that conflicts with the existing material agreements. The aforementioned “material agreements” refer to a single agreement with a total amount of more than RMB 500,000, or the Cooperation Agreements and/or any agreements similar in nature or content to Cooperation Agreements.

6.                  without the prior written consent of the Pledgee, the Pledgors shall not procure Domestic Affiliates to enter into transactions that may materially affect the assets, liabilities, business operations, equity structure and other legal rights of Domestic Affiliates (excluding the transaction produced in the normal or daily business processes of Domestic Affiliates and the amount of such single transaction does not exceed RMB 500,000, or has been disclosed to the Pledgee and for which the written consent of the Pledgee has been obtained).

7.                  Without the prior written consent of the Pledgee, the Pledgors shall not procure or agree the Domestic Affiliates to announce the distribution of or actually distribute any distributable profits, or to agree to the foregoing distribution; any profits distribution in violation of the foregoing provisions shall be vested to the Pledgee unconditionally and without compensation, and the Pledgee shall have the right to require to return/pay the full amount to the Pledgors.

8.                  Without the prior written consent of the Pledgee, the Pledgors shall not procure or agree Domestic Affiliates to amend its bylaws .

9.                  Without the prior written consent of the Peldgee, the Pledgors shall not procure or agree to the lending or borrowing of loans by Domestic Affiliates, or to provide guarantees or other forms of security, or to assume any material obligations outside of normal business activities; the aforementioned “material obligations” refer to any obligation under which any Domestic Affiliates is required to pay more than RMB 500,000, or that restricts and/or obstructs the Domestic Affiliates from fulfilling their obligations under the Cooperation Agreements, or restricts and/or prohibits the financial and business operations of the Domestic Affiliates, or that may cause changes in the equity structure of the Domestic Affiliates.

10.           It must use its best efforts to procure the Domestic Affiliates to develop their business and guarantee the legal and compliance operations, and will not carry out any actions or omissions that may damage the assets, goodwill or affect the validity of business licenses of the Domestic Affiliates.

11.           Before transferring the equities of the Domestic Affiliates to the Domestic Affiliates Equity Purchaser (as defined in the Exclusive Call Option Agreement), all the documents necessary for owning and maintaining the equities of the Domestic Affiliates shall be signed without affecting the Shareholder Rights Entrustment Agreement.

12.           In relation to the equity transfer of the Domestic Affiliates to the Domestic Affiliates Equity Purchaser, the Pledgors shall sign all the required documents and take all necessary actions.

13.           If fulfillment of the Domestic Affiliates’ obligations under the Cooperation Agreements requires the Pledgors to take any action as the direct and/or indirect equity holder of the Domestic Affiliates, the Pledgors shall take all actions to cooperate with the Domestic Affiliates in fulfilling the obligations stipulated in this Agreement.

14.           Within the authority as a direct and/or indirect shareholder of the Domestic Affiliates, without prejudice to the Cooperation Agreements, the Pledgors shall procure the directors appointed by them to exercise all their rights in the Domestic Affiliates in accordance with the provisions of this Agreement, so that the Domestic Affiliates may fulfill their obligations set out in this Agreement; if any director fails to exercise his rights as stated above, such director shall be immediately removed from the board.

15.           The Pledgors shall procure the Domestic Affiliates to provide the Pledgee with the financial statements of the previous quarterly calendar of the Domestic Affiliates within the first month of each quarterly calendar, including (but not limited to) the balance sheet, income statement and cash flow statement.

10. Covenants of Likeshuo Education

As the target company of the pledge of equity, Likeshuo Education promises to the Pledgee as follows:

1.                  Without the prior written consent of the Pledgee, the Likeshuo Education will not assist or permit the Pledgors to establish any new pledge or any other rights burden/restriction on the Pledged Equity, nor will they assist or permit the Pledgors to set any new pledge or any other burden/restriction on the rights of the Domestic Affiliates they directly and/or indirectly hold.

2.                  Without the prior written consent of the Pledgee, Likeshuo Education will not assist or permit the Pledgors to transfer the Pledged Equity, nor will it assist the Pledgors to transfer the interests of the Domestic Affiliates they directly and/or indirectly hold.

3.                  When any legal proceedings, arbitration or other request occurs, which may have an adverse effect on the interests of the Pledged Equity or Pledgee under the Cooperation Agreements, the Likeshuo Education covenant that it will notify the Pledgee as soon as possible and in a timely manner, and, in accordance with the reasonable requirements of the Pledgee, take all necessary measures to ensure the Pledgee’s pledge rights to the Pledged Equity.

4.                  The Likeshuo Education shall not engage in or permit any behaviors or actions that may adversely affect the Pledgee’s interest under the Cooperation Agreements or the Pledged Equity.

5.                  The Likeshuo Education covenants to, at the reasonable requirements of the Pledgee, take all necessary measures and sign all necessary documents (including but not limited to the supplemental agreement of this Agreement) to ensure the Pledgee’s pledge rights to the Pledged Equity and the implementation and exercise of such rights.

6.                  In the event of any transfer of the Pledged Equity arising from the exercise of the pledge under this Agreement, the Likeshuo Education shall undertake to take all measures to realize it.

11. Changed Circumstances

1.                  Without contravention of other terms of the Cooperation Agreements, if at any time, due to the enactment or revision of any PRC laws, regulations or rules, or due to the amendment of the interpretation or application of such laws, regulations or rules, or due to changes in the registration process, that the Pledgee believes that the maintenance of this Agreement in force and/or the disposal of the Pledged Equity in the manner stipulated in this Agreement become illegal or violate such laws, rules and regulations, the Pledgors and the Likeshuo Education shall immediately, in accordance with the Pledgee’s written instructions and the reasonable requirements of the Pledgee, take the action and/or sign any agreement or other document, in order to:

a)                         keep this Agreement valid;

b)                         dispose of the Pledged Equity in the manner prescribed in this Agreement; and/or

a)                          maintain and realize the security established or intend to be established by this Agreement.

12. Term

1.                  This Agreement shall become effective from the date of this Agreement.

2.                  The term of this Agreement shall remain in effect until the Contractual Obligations are fully fulfilled or the Secured Debts are fully settled. If a Party’s operating period expires within the validity period of this Agreement, the Party is obliged to apply to the competent authority for an extension of the business period in a timely manner, and shall ensure that the business license after the extension of the operating period is obtained before the expiration of the operating period.  The Pledgee may terminate this Agreement unilaterally after notice in thirty (30) days advance. Unless otherwise stipulated by law, in any case, neither the Likeshuo Education nor the Pledgors has the right to terminate or dissolve this Agreement unilaterally.

13. Confidentiality

1.                  The Parties acknowledge and determine that any oral or written information exchanged with respect to this Agreement is confidential.  All parties shall keep all such information confidential and shall not disclose any relevant information to any third party without the prior written consent of other Parties, except in the following cases:

a)                 The public is aware of or will be aware of such information (not due to disclosure to the public by the recipients without consent);

b)                 Information required to be disclosed in accordance with the applicable laws and regulations, the rules and regulations of stock exchange, or the requirements of the regulatory authority; or

c)                  The information required to be disclosed by any party to its legal or financial adviser for the transactions described in this Agreement, and the legal or financial adviser is also subject to confidentiality obligations similar to these terms.

2.                  The disclosure of confidential information by the staff or the institution it employs shall be deemed to be the disclosure of confidential information by such Party, and such Party shall be liable for breach in accordance with this Agreement.

3.                  The Parties agree that Section 13 of this Agreement will continue to be effective irrespective of whether this Agreement is invalid, altered, dissolved, terminated or not enforceable.

14. Force Majeure

1.                  If the liability of the Parties under this Agreement shall not be fulfilled due to the event of force majeure, and the liabilities under this Agreement will be waived within the scope of force majeure.  For the purposes of this Agreement, force majeure events include only natural disasters, storms, tornadoes and other weather conditions, strikes, closures/shutdowns or other industry issues, wars, riots, conspiracy, enemy acts, terrorist acts or violent acts of criminal organizations, blockades, serious illnesses or plagues, earthquakes or other crustal movements, floods and other natural disasters, bomb explosions or other explosions, fires, accidents, or government actions that result in failure to comply with this Agreement.

2.                  In the event of a force majeure event, the Party affected by the force majeure event shall endeavor to reduce and remove the effects of the force majeure event and assume the responsibility of performing the delayed and blocked obligations under the Agreement.  After the event of force majeure is lifted, the Parties agree to continue to perform this Agreement as far as possible.

3.                  In the event of a force majeure event that may result in delays, prevention or threats to delay or prevent the performance of this Agreement, the Parties shall notify the other Parties in writing and provide all relevant information.

15. Miscellaneous

1.                  Where permitted by PRC laws, the Pledgee may transfer its rights and obligations under this Agreement to other third parties if so required.  The Pledgee is only required to give written notice to the other Parties at the time of the transfer and no longer need to obtain the consent of the Pledgors or the Likeshuo Education. The Pledgors or Likeshuo Education may not transfer their rights, obligations or liabilities under this Agreement to any third party without the prior written consent of the Pledgee.  The assignee or permitted transferee (if any) of the Pledgor and the Likeshuo Education shall continue to perform the respective obligations of the Pledgors and the Likeshuo Education under this Agreement.

2.                  For the avoidance of doubt, each of the representations, warranties and covenants made by the Ledgors under this Agreement shall be deemed to be made separately, and the above representations, warranties, covenants or any obligations under this Agreement will not constitute joint obligations between the Ledgors.  Further, each obligations assumed by the Likeshuo Education Shareholder to “procure”, “covenant”, “guarantee” or “agree” that Likeshuo Education or other Domestic Affiliates shall act or shall not act under this Agreement only refer to the exercise of the rights by such shareholders according to the bylaws of Likeshuo Education or other Domestic Affiliates or other agreements based on the respective shareholding ratios, or the exercise of voting rights at the shareholders’ meeting to support such acts or inaction, or the support of such acts or inaction by the designated or appointed directors or senior management personnel  in accordance with the provisions of bylaws or other agreements.  No shareholder shall assume any warranty or guarantee responsibility for the consequences of the act or inaction by Likeshuo Education or other Domestic Affiliates beyond its rights as shareholders.

3.                  The amount of the secured obligation recognized by the Pledgee in exercising its pledge of the Pledged Equity in accordance with the provisions of this Agreement shall be the final evidence of the secured obligation under this Agreement.

4.                  The conclusion, validity, interpretation, performance, modification and termination of this Agreement and the resolution of disputes shall be in accordance with PRC laws.

5.                  Any dispute or claim arising out of or in connection with this Agreement or the performance, interpretation, breach, termination or validity of this Agreement shall be settled through friendly negotiation.  The negotiation shall begin after the written negotiation request for a specific statement of the dispute or claim has been sent to the other Party.

6.                  If the dispute cannot be resolved within thirty (30) days of the delivery of the above notice, either party shall have the right to submit the dispute to arbitration for settlement.  The parties agree to submit the dispute to the Shenzhen International Court of Arbitration in Shenzhen for an arbitral award in accordance with the arbitration rules in force at that time. The arbitral award is final and is legally binding on all parties.

7.                  During the arbitration period, in addition to the disputes submitted to the arbitration, the Parties to this Agreement shall continue to perform their other obligations under this Agreement.

8.                  Any rights, powers and remedies given to the Parties under any provision of this Agreement shall not exclude any other rights, powers or remedies that the Party may have in accordance with the law and other terms of this Agreement. The exercise of one party of its rights, powers and remedies shall not exclude the exercise of other rights, powers and remedies available to such Party.

9.                  The failure to exercise or delay the exercise of any of its rights, powers and remedies (hereinafter refer to as the “Such Rights”) under this Agreement or the law a Party shall not result in the waiver of Such Rights. The waiver of any single or part of Such Rights of such Party shall not exclude the Party from exercise of Such Rights in other ways and the exercise of other rights of such party.

10.           Each of the terms of this Agreement may be divided and independent of each other term. If at any time any one or more of the terms of this Agreement become invalid, illegal or unenforceable, the validity, legality and enforceability of other provisions of this Agreement shall not affected.

11.           Through negotiations among the Parties and approved by the shareholder (or shareholders’ meeting) of WFOE, the Parties may modify or supplement this Agreement and take all necessary steps and actions, and bear the corresponding expenses, so that any modification or supplement can be legally valid.  If [New York Stock Exchange] (hereinafter referred to as “[NYSE]”) or other regulatory authorities make any amendments to this Agreement, or any relevant rules, regulations or related requirements of [NYSE] produce any changes related to this Agreement, the Parties shall revise this Agreement accordingly.

12.           This agreement is drafted in Chinese language in nineteen (19) counterparts, each of which shall be held each Party to this Agreement and has the same legal effect.

(Signature Page Follows)

(Signature page of the Equity Pledge Agreement)

Zhuhai Likeshuo Education Technology Co., Ltd. (seal)

Signature of legal representative/authorized representative:

/s/ Kang Zhou

(Signature page of the Equity Pledge Agreement)

Shenzhen Likeshuo Education Co., Ltd. (seal)

Legal representative/authorized representative:

/s/ Jishuang Zhao

(Signature page of the Equity Pledge Agreement)

Jishuang Zhao

ID number: []

/s/ Jishuang Zhao

(Signature page of the Equity Pledge Agreement)

Siguang Peng

ID number: []

/s/ Siguang Peng

(Signature page of the Equity Pledge Agreement)

Yupeng Guo

ID number: []

/s/ Yupeng Guo

(Signature page of the Equity Pledge Agreement)

Yun Feng

ID number: []

/s/ Yun Feng

(Signature page of the Equity Pledge Agreement)

Jun Yao

ID number: []

/s/ Jun Yao

(Signature page of the Equity Pledge Agreement)

Tong Zeng

ID number: []

/s/ Tong Zeng

(Signature page of the Equity Pledge Agreement)

Yongchao Chen

ID number: []

/s/ Yongchao Chen

(Signature page of the Equity Pledge Agreement)

Xinyu Meilianzhong Investment Management Center (Limited Partnership) (seal)

Signature of the executing partner/authorized representative:

/s/ Siqi Huang

Xinyu Meilianxing Investment Management Center (Limited Partnership) (seal)

Signature of the executing partner/authorized representative:

/s/ Siqi Huang

Xinyu Meilianchou Investment Management Center (Limited Partnership) (seal)

Signature of the executing partner/authorized representative:

/s/ Siqi Huang

(Signature page of the Equity Pledge Agreement)

Shenzhen Daoge No. 21 Investment Partnership (Limited Partnership) (seal)

Signature of the executing partner/authorized representative:

/s/ Chenyang Xu

Shenzhen Daoge No. 11 Education Investment Partnership (Limited Partnership) (seal)

Signature of the executing partner/authorized representative:

/s/ Chenyang Xu

Shenzhen Daoge Development No. 3 Investment Fund Partnership (Limited Partnership) (seal)

Signature of the executing partner/authorized representative:

/s/ Chenyang Xu

Shenzhen Daoge Development No. 6 Investment Fund Partnership (Limited Partnership) (seal)

Signature of the executing partner/authorized representative:

/s/ Chenyang Xu

Shenzhen Daoge Development No. 5 Investment Fund Partnership (Limited Partnership) (seal)

Signature of the executing partner/authorized representative:

/s/ Chenyang Xu

(Signature page of the Equity Pledge Agreement)

Zhihan (Shanghai) Investment Center (Limited Partnership) (seal)

Signature of the executing partner/authorized representative:

/s/ Junbao Shan

(Signature page of the Equity Pledge Agreement)

Hangzhou Muhua Equity Investment Fund Partnership (Limited Partnership) (seal)

Signature of the executing partner/authorized representative:

/s/ Shu Zhang

Annex 1: Pledgors

1.                    Jishuang Zhao

2.                    Siguang Peng

3.                    Yupeng Guo

4.                    Yun Feng

5.                    Jun Yao

6.                    Tong Zeng

7.                    Yongchao Chen

8.                    Xinyu Meilianzhong Investment Management Center (Limited Partnership)

9.                    Xinyu Meilianxing Investment Management Center (Limited Partnership)

10.             Xinyu Meilianchou Investment Management Center (Limited Partnership)

11.             Shenzhen Daoge No.21 Investment Partnership (Limited Partnership)

12.             Shenzhen Daoge No.11 Education Investment Partnership (Limited Partnership)

13.             Shenzhen Daoge Growth No. 3 Investment Fund Partnership (Limited Partnership)

14.             Shenzhen Daoge Growth No. 6 Investment Fund Partnership (Limited Partnership)

15.             Shenzhen Daoge Growth No. 5 Investment Fund Partnership (Limited Partnership)

16.             Zhihan (Shanghai) Investment Center (Limited Partnership)

17.             Hangzhou Muhua Equity Investment Fund Partnership (Limited Partnership)